                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                     FORM 8-K



                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported) APRIL 27, 1999



                         PARK PLACE ENTERTAINMENT CORPORATION
                  ------------------------------------------------------
                  (Exact name of registrant as specified in its charter)



                                       DELAWARE
                                       ---------
                      (State or other jurisdiction of incorporation)


                         0-14573                        88-0400631
               (Commission File Number)       (IRS Employer Identification No.)


                     3930 HOWARD HUGHES PARKWAY
                          LAS VEGAS, NEVADA                             89109
                          -----------------                             -----
               (Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code (702) 699-5000


                                       Not Applicable
                                            ----
                 (Former name or former address, if changed since last report)


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Item 5. Other Events

     On April 27, 1999, the Registrant announced that it had entered into an agreement to acquire Caesars World, Inc. and other gaming assets from Starwood Hotels and Resorts Worldwide, Inc. for total consideration of $3.0 billion. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statement and Exhibits

     (c)  Exhibits

     99.1 Joint Press release of Park Place Entertainment Corporation and Starwood Hotels and Resorts Worldwide, dated April 27, 1999



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      PARK PLACE ENTERTAINMENT CORPORATION



Dated: May 7, 1999



By: /s/ Scott A. LaPorta
    ------------------------------
Name: Scott A. LaPorta
Title: Executive Vice President
       And Chief Financial Officer